UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2026

Pursuit Attractions and Hospitality, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 17th Street Suite 1400
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	PRSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2026, the annual meeting of shareholders (the “2026 Annual Meeting”) of Pursuit Attractions and Hospitality, Inc. (the “Company”) was convened. At the close of business on the record date for the 2026 Annual Meeting, there were 27,449,264 shares of the Company's common stock outstanding. A total of 25,943,060 shares of the Company's common stock, or 94.5% of the outstanding shares of the Company’s common stock, were represented in person or by proxy at the 2026 Annual Meeting.

The following proposals are described in detail in the Company's Proxy Statement related to the 2026 Annual Meeting. The final voting results for each of the matters submitted to a shareholder vote at the 2026 Annual Meeting are as follows:

Proposal 1: Election of Directors. The Company’s shareholders reelected the Class I director nominees to serve until the 2029 annual meeting of the stockholders of the Company in an uncontested election, based on the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Joshua E. Schechter	23,728,863	1,249,380	3,853	960,964

Jill H. Bright	19,854,228	5,125,039	2,829	960,964

Proposal 2: Ratification of the Company’s Independent Registered Public Accounting Firm for 2026. The Company’s shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, based on the following voting results:

For	Against	Abstain
25,760,199	177,604	5,257

Proposal 3: Advisory Approval of Named Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
24,563,120	410,711	8,265	960,964

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuit Attractions and Hospitality, Inc.
(Registrant)

Date: June 5, 2026	By:	/s/ Michael L. Bosco
Michael L. Bosco
	Title:	Chief Accounting Officer